                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 8, 2000


                          MOLECULAR DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-27316                                    94-2914362
     (Commission File No.)                 (IRS Employer Identification No.)


                               1311 ORLEANS DRIVE
                               SUNNYVALE, CA 94089
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 747-1700

                            -----------------------


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Item 5. Other Events

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Molecular Devices Corporation, a Delaware corporation ("Molecular Devices"), and LJL BioSystems, Inc., a Delaware corporation ("LJL"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Molecular Devices and risks arising when investing in Molecular Devices, investors are directed to Molecular Devices' recent SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 1999, Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and final prospectus for its recent public offering filed on May 4, 2000.

On June 8, 2000, Molecular Devices announced that it had entered into a definitive Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with LJL. The Merger Agreement contemplates that, subject to the satisfaction of certain conditions contained therein, including the approval of the merger referred to therein by the stockholders of Molecular Devices and LJL and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Molecular Devices would acquire LJL in a stock-for-stock transaction, where each share of LJL common stock would convert into 0.30 of a share of common stock of Molecular Devices.

The Merger Agreement is attached hereto as Exhibit 2.1.

Molecular Devices' press release, dated June 8, 2000, "Molecular Devices and LJL BioSystems Agree to Merge" is attached hereto as Exhibit 99.1.

In connection with the execution of the Merger Agreement, certain stockholders of Molecular Devices each entered into a voting agreement with LJL, the form of which is attached hereto as Exhibit 99.2. Also, certain stockholders of LJL each entered into a voting agreement with Molecular Devices, the form of which is attached hereto as Exhibit 99.3.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        Exhibit
        Number     Description
        ------     -----------
        2.1        Agreement and Plan of Merger and Reorganization, dated June 7, 2000.
        99.1       Press Release dated June 8, 2000.
        99.2       Form of Parent Voting Agreement.
        99.3       Form of Company Voting Agreement.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MOLECULAR DEVICES CORPORATION


Dated:  June 9, 2000       By: /s/ TIMOTHY A. HARKNESS
                              --------------------------------------------------
                           Timothy A. Harkness
                           Vice President of Finance and Chief Financial Officer


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                               INDEX TO EXHIBITS

        Exhibit
        Number     Description
        ------     -----------
        2.1        Agreement and Plan of Merger and Reorganization, dated June 7, 2000.
        99.1       Press Release dated June 8, 2000.
        99.2       Form of Parent Voting Agreement.
        99.3       Form of Company Voting Agreement.